UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2007

Chicago Rivet & Machine Co.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	0-1227 (Commission File Number)	36-0904920 (IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois (Address of principal executive offices)	60563 (Zip Code)

Registrant’s telephone number, including area code (630) 357-8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2007, Chicago Rivet & Machine Co. issued a press release announcing its earnings for the quarter ended March 31, 2007. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.
	By:	/s/ Michael J. Bourg
Date: May 4, 2007		Name: Michael J. Bourg Its: President and Treasurer

Exhibit Index

Exhibit No.	Exhibits

99.1	Press Release, dated May 4, 2007